UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2017

Egalet Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-357334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is an amendment to and restatement of the Current Report on Form 8-K of Egalet Corporation (the “Company”) originally filed on July 6, 2017 (the “Original 8-K”).  The Company is amending and restating the Original 8-K to incorporate by reference into Item 2.02 certain information contained in the Original 8-K.  Except as set forth herein, no modifications have been made to the information contained in the Original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original 8-K.

Item 2.02 — Results of Operations and Financial Condition

The information contained in Item 8.01 below regarding the Company’s cash, cash equivalents and marketable securities as of June 30, 2017 is incorporated herein by reference.

Item 8.01 — Other Events

Equity Offering

On July 6, 2017, the Company issued a press release announcing that the Company had priced an offering of its common stock and accompanying warrants. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Certain Other Financial Information

We had cash, cash equivalents and marketable securities of approximately $87.9 million as of June 30, 2017. This information is preliminary, has not been reviewed by our independent registered public accounting firm and is subject to the completion of our financial closing process. Our consolidated financial statements as of and for the quarter ended June 30, 2017 will be included in our first quarterly report on Form 10-Q to be filed with the Securities and Exchange Commission following this offering. Our actual cash and cash equivalents balance may differ from the amounts set forth above as a result of financial adjustments and those changes could be material.

Based on our current cash resources, the proceeds of this offering and expected revenue contributions from our existing approved products, we believe that we will have adequate cash resources to fund our operations into 2019.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of the Company issued on July 6, 2017 announcing the details of the pricing of the offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2017	Egalet Corporation

	By:	/s/ Stan Musial
		Name:	Stan Musial
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release of the Company issued on July 6, 2017 announcing the details of pricing of the offering.